UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 21, 2013
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
As previously announced, effective January 1, 2013, the Company transferred our India and South West Asia business unit from the Eurasia and Africa operating segment to the Pacific operating segment. The countries included in our India and South West Asia business unit are Bangladesh, Bhutan, India, the Maldives, Nepal and Sri Lanka. This change in operating structure did not impact the other geographic operating segments, Bottling Investments or Corporate.
Exhibit 99.1 attached hereto sets forth a schedule of unaudited operating segment data reclassified primarily to reflect the new operating structure.

Item 9.01(d).	Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Schedule of Reclassified Operating Segment Data

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: March 21, 2013	By:	/s/ KATHY N. WALLER
Kathy N. Waller Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Schedule of Reclassified Operating Segment Data